SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                           ______________________

                                 FORM 8-K
                           ______________________



                              CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D)
                  OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): August 15, 1999


                          BALANCED LIVING, INC.
           (Exact name of registrant as specified in its charter)


       NEVADA                       333-69415                  87-0575577
  (State or other 	       (Commission File No.)	      (IRS Employer
jurisdiction of incorporation)				     Identification No.)


      6375 South Highland Drive, Suite D, Salt Lake City, Utah 84121
                (Address of principal executive offices)


                          (801) 424-1624
          (Registrant's telephone number, including area code)

ITEM 5.	OTHER EVENTS

	On August 15, 1999, the company successfully completed its public offering for 100,000 units at $2.00 per unit. Each unit consisted of one share of common stock, and one each of a class A warrant, a class B warrant, and a class C warrant.


                             SIGNATURE


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

							BALANCED LIVING, INC.

							By:   /s/ Jeannene Barham
							    Name: Jeannene Barham
							    Title: President

Date:  August 31, 1999